Exhibit 10.1


                                                                 EXECUTION COPY

                   FUNDING 2 GUARANTEED INVESTMENT CONTRACT

                                17 OCTOBER 2006

                       PERMANENT FUNDING (NO. 2) LIMITED
                                 as Funding 2

                                      and

                                  HALIFAX PLC
                                as Cash Manager

                                      and

               THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                           as Funding 2 GIC Provider

                                      and

                             THE BANK OF NEW YORK
                         as Funding 2 Security Trustee

                                 ALLEN & OVERY
                               ALLEN & OVERY LLP

                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Definitions and Interpretation.........................................1
2.     The Funding 2 GIC Account..............................................1
3.     Interest...............................................................2
4.     Withdrawals and Deposits...............................................2
5.     Termination............................................................2
6.     Warranties.............................................................2
7.     Assignment.............................................................3
8.     Agency.................................................................3
9.     Information............................................................3
10.    Modification...........................................................3
11.    Payments and Withholdings..............................................3
12.    Notices................................................................3
13.    Counterparts and severability..........................................4
14.    The Funding 2 Security Trustee.........................................4
15.    Amendments.............................................................5
16.    Exclusion of Third Party Rights........................................5
17.    Governing Law..........................................................5
18.    Submission to Jurisdiction.............................................5

Signatories...................................................................6

THIS FUNDING 2 GUARANTEED INVESTMENT CONTRACT (this AGREEMENT) is made on 17 October 2006

BETWEEN:

(1) PERMANENT FUNDING (NO. 2) LIMITED (registered number 4441772), a private limited company incorporated under the laws of England and Wales whose registered office is at 35 Great St. Helen's, London EC3A 6AP
       (FUNDING 2);

(2) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG (acting in its capacity as the CASH MANAGER);

(3) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a company established by an Act of Parliament of Scotland in 1695 and having its head office at The Mound, Edinburgh EH1 1YZ (acting in its capacity as the FUNDING 2 GIC PROVIDER); and

(4) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as FUNDING 2 SECURITY TRUSTEE).

WHEREAS:

(A) The Cash Manager has agreed pursuant to the Cash Management Agreement to provide Cash Management Services to Funding 2.

(B) The Cash Management Agreement provides that Funding 2 shall invest its liquid funds from time to time in interest bearing accounts and the Funding 2 GIC Provider is willing to provide such an account pursuant to and on the terms of this Agreement and the Funding 2 Bank Account Agreement.

IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

       The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement and dated 17 October 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Agreement) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 of the Master Definitions and Construction Schedule.

2.     THE FUNDING 2 GIC ACCOUNT

       The Funding 2 GIC Provider confirms that (on the instructions of Funding
       2) the Funding 2 GIC Account has been opened in its books in the name of Funding 2, and it agrees to accept on deposit in the Funding 2 GIC Account all monies transferred, from time to time to that account, subject to and upon the terms of this Agreement, the Bank Account Agreement, the Cash Management Agreement and the Funding 2 Deed of Charge.

3.     INTEREST

3.1 Interest shall accrue daily on the Funding 2 GIC Balance and shall be paid monthly on the last Business Day of each month at a rate of interest equal to the Funding 2 GIC Rate (calculated on the basis of the actual number of days elapsed and a 365 day year) by payment for value on the same day to the Funding 2 GIC Account or such other accounts as Funding 2 shall specify.

3.2 In the event that a Master Intercompany Loan Acceleration Notice is served on Funding 2 by the Funding 2 Security Trustee, then, on the date of such Master Intercompany Loan Acceleration Notice, the Funding 2 GIC Provider shall pay to the Funding 2 Security Trustee the aggregate of all interest accrued on the Funding 2 GIC Account on each day during the Interest Period in which such Master Intercompany Loan Acceleration Notice is served up to (but excluding) the date of such Master Intercompany Loan Acceleration Notice. As and from the date of such Master Intercompany Loan Acceleration Notice, the Funding 2 GIC Provider shall comply with the directions of the Funding 2 Security Trustee in relation to the Funding 2 GIC Account.

4.     WITHDRAWALS AND DEPOSITS

4.1 Subject always to the provisions of the Cash Management Agreement, CLAUSE 6.3 of the Bank Account Agreement and the Funding 2 Deed of Charge, Funding 2 or the Cash Manager on behalf of Funding 2, may on any London Business Day give notice to the Funding 2 GIC Provider that it wishes to withdraw on such date all or part of the Funding 2 GIC Balance from the Funding 2 GIC Account and the Funding 2 GIC Provider shall comply with such notice and pay the amount specified in such notice to the account specified therein, provided that if any such notice is received after 14:30 pm on any day it shall be deemed to have been received at the opening of business on the next following London Business Day.

4.2 Funding 2 may deposit sums in the Funding 2 GIC Account, to the extent permitted by the terms of the Cash Management Agreement and the Funding 2 Deed of Charge, and the Funding 2 GIC Provider agrees to accept and credit to the Funding 2 GIC Account such sums in accordance with the other terms hereof.

5.     TERMINATION

       Following termination of the Funding 2 Bank Account Agreement and/or closing of the Funding 2 GIC Account in accordance with the Funding 2 Bank Account Agreement, Funding 2 or the Funding 2 Security Trustee may terminate this Agreement by serving a written notice of termination on the Funding 2 GIC Provider.

6.     WARRANTIES

6.1 The Funding 2 GIC Provider warrants to Funding 2 and the Funding 2 Security Trustee at the date hereof, on each date on which an amount is credited to the Funding 2 GIC Account and on each Funding 2 Interest Payment Date, that it is duly established with limited liability under the laws of England and Wales and is an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

6.2 The Funding 2 GIC Provider undertakes to notify Funding 2 and the Funding 2 Security Trustee immediately if, at any time during the term of this Agreement, either of the statements contained in CLAUSE 6.1 ceases to be true. The warranties set out in CLAUSE 6.1 shall survive the signing and delivery of this Agreement.

7.     ASSIGNMENT

7.1 Save as otherwise contemplated in this Agreement or the Cash Management Agreement, no party hereto (other than the Funding 2 Security Trustee) may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Funding 2 Security Trustee and unless each Rating Agency has confirmed in writing to the Funding 2 Security Trustee that such assignment or transfer would not adversely affect the then current ratings of any of the Notes of the Master Issuer. In any event any assignee of the Funding 2 GIC Provider must be an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

7.2 Notwithstanding the provisions of CLAUSE 7.1 above, the parties hereto acknowledge that Funding 2 may assign all its rights, title and interest in this Agreement to the Funding 2 Security Trustee, for the benefit of the Funding 2 Secured Creditors, under the Funding 2 Deed of Charge.

8.     AGENCY

       The Funding 2 GIC Provider agrees and confirms that, unless otherwise notified by Funding 2 or the Funding 2 Security Trustee, the Cash Manager as agent of Funding 2, may act on behalf of Funding 2 under this Agreement.

9.     INFORMATION

       The Funding 2 GIC Provider shall provide to the Funding 2 Security Trustee, or procure the provision to the Funding 2 Security Trustee of, such information and evidence in respect of any dealing between Funding 2 and the Funding 2 GIC Provider or otherwise under or in relation to this Agreement as the Funding 2 Security Trustee may reasonably request and Funding 2 hereby waives any right or duty of confidentiality which it may have or which may be owed to it by the Funding 2 GIC Provider in respect of the disclosure of such information and evidence pursuant to this CLAUSE 9.

10.    MODIFICATION

       Save as otherwise provided herein, no amendment, modification or variation of this Agreement shall be effective unless it is in writing and signed by (or by some person duly authorised by) each of the parties hereto and each of the Rating Agencies has confirmed that such amendment, modification or variation will not adversely affect the then current ratings of any of the Notes of the Master Issuer.

11.    PAYMENTS AND WITHHOLDINGS

       The parties agree that payments required to be made hereunder shall be made in accordance with CLAUSE 3 of the Funding 2 Bank Account Agreement and that CLAUSES 14 and 15 of the Funding 2 Bank Account Agreement shall, to the extent that it relates to the Funding 2 GIC Account, be incorporated in and shall apply, mutatis mutandis, to this Agreement (and for this purpose references to any ACCOUNT BANK shall be deemed to be replaced by the FUNDING 2 GIC PROVIDER) such that all payments to be made by the Funding 2 GIC Provider hereunder will be made upon the terms and subject to the same conditions as are set out in CLAUSES 14 and 15 of the Funding 2 Bank Account Agreement.

12.    NOTICES

       Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched (where delivered by hand) on the day
       of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or on a day which is not a London Business Day or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

       (a) in the case of Funding 2: to Permanent Funding (No. 2) Limited, 35 Great St. Helen's, London EC3A 6AP (facsimile number +44
               (020) 7398 6325) for the attention of the Secretary with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574 8784) for the attention of Head of Mortgage Securitisation and Covered Bonds;

       (b) in the case of the Funding 2 GIC Provider: to the Bank of Scotland plc, Leeds Business Centre, 116 Wellington Street, Leeds, LS1 4LT (facsimile number +44 (0) 1132 155804) for the attention of the Associate Director with copies to: Bank of Scotland, c/o Halifax plc, Bradford Business Centre, 28 Bank Street, Bradford BD1 1PT (facsimile number +44 (0) 1274 725290 for the attention of the Associate Director; Halifax plc, Trinity Road, Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0) 1422 391777) for the attention of Mortgage Securitisation Manager; and HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574
               8784) for the attention of Head of Capital Markets and Securitisation;

       (c) in the case of the Cash Manager: to Halifax plc at Trinity Road, Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0) 1422 391777) for the attention of the Mortgage Securitisation Manager with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574 8784) for the attention of the Head of Capital Markets and Securitisation; and

       (d) in the case of the Funding 2 Security Trustee: to The Bank of New York, One Canada Square, London E14 5AL (facsimile number +44 (0) 20 7964 6061/6339) for the attention of Global Structured Finance - Corporate Trust, or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this CLAUSE 12.

13.    COUNTERPARTS AND SEVERABILITY

13.1 This Agreement may be executed in any number of counterparts (manually or by facsimile), and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

13.2 Where any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Agreement, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

14.    THE FUNDING 2 SECURITY TRUSTEE

       The Funding 2 Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no responsibility for any of the obligations of, nor assume any liabilities to, the Cash Manager, the Funding 2 GIC Provider or Funding 2 hereunder.

15.    AMENDMENTS

       Subject to CLAUSE 24 of the Funding 2 Deed of Charge (Supplemental Provisions Regarding the Funding 2 Security Trustee), any amendments to this Agreement will be made only with the prior written consent of each party to this Agreement.

16.    EXCLUSION OF THIRD PARTY RIGHTS

       The parties to this Agreement do not intend that any term of this Agreement should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement but without prejudice to the rights of the Funding 2 Security Trustee as assignee under the Funding 2 Deed of Charge.

17.    GOVERNING LAW

       This Agreement shall be governed by, and construed in accordance with, the laws of England.

18.    SUBMISSION TO JURISDICTION

       Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first before written.

                                  SIGNATORIES

FUNDING 2

SIGNED for and on behalf of                      )  /s/ Dipti Vekaria
PERMANENT FUNDING (NO. 2)                        )
LIMITED                                          )
by:                                              )

CASH MANAGER

SIGNED for and on behalf of                      )  /s/ Ian Stewart
HALIFAX PLC                                      )  /s/ Amarpal Takk
by:                                              )

FUNDING 2 GIC PROVIDER

SIGNED for and on behalf of                      )  /s/ Ian Stewart
THE GOVERNOR AND COMPANY                         )  /s/ Amarpal Takk
OF THE BANK OF SCOTLAND                          )
by:                                              )

FUNDING 2 SECURITY TRUSTEE

SIGNED for and on behalf of                      )  /s/ Kate Russell
THE BANK OF NEW YORK                             )
by:                                              )